                                                                   Exhibit 10.15

                            RELATIONSERVE MEDIA, INC.
                            2005 INCENTIVE STOCK PLAN

                           RESTRICTED STOCK AGREEMENT
                                (Non-Assignable)

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                          [ ] Shares of Common Stock of
                            RELATIONSERVE MEDIA, INC.

     THIS CERTIFIES that on [ ], [ ] ("Holder") was granted [ ] shares of fully paid and non-assessable shares ("Shares") of the Common Stock (par value $0.001 per share) of RelationServe Media, Inc. ("Corporation"), a Nevada corporation, pursuant to the terms of the Corporation's 2005 Incentive Stock Plan as approved by a majority of the shareholders of the Corporation, as may be amended or supplemented from time-to-time ("Plan"), the terms and conditions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his execution of this agreement. A determination of the Committee (as defined in the Plan) under the Plan as to any questions which may arise with respect to the interpretation of the provisions of the Award and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

     TERMS AND CONDITIONS. It is understood and agreed that the award evidenced by this agreement is subject to the following terms and conditions:

     RESTRICTIONS. The Holder shall be entitled to exercise and enjoy all rights and entitlements of ownership of shares, including the right to vote and receive dividends, except that until the Restriction Period shall expire, all restrictions and limitations set forth in this agreement and the Plan shall apply. The Shares shall constitute Restricted Stock of the Corporation issued pursuant to the Plan. Each certificate for Restricted Stock issued or issuable hereunder shall be registered in the name of the Holder, and deposited by the
Holder, together with a stock power endorsed in blank, with the Corporation until such time as the Restriction Period shall have expired. Such certificate(s) shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

     The Shares shall be subject to all of the terms and conditions of the award as specified by the Committee in connection with the award to Holder and the
Committee's deliberations with respect thereto.

     The Restriction Period shall expire as to one-third (1/3) of the Shares on the date hereof; one-third (1/3) of the Shares on the first anniversary of the date hereof; and one-third (1/3) of the Shares on the second anniversary of the date hereof provided that the Restriction Period shall expire on such earlier date as the conditions set forth below are satisfied.

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     The Holder will not sell, transfer, assign, give, place in trust, or otherwise dispose of or pledge, grant a security interest in, or otherwise encumber the Shares and any such attempted disposition or encumbrance shall be void and unenforceable. Notwithstanding anything herein to the contrary the
Shares may be transferred, conveyed or assigned to family members, charities, trusts established solely for the benefit of such family members and charities and entities, such as partnerships and limited liability companies, of which the only interest holders are members of the grantee's family, or trusts for their benefit, and revocable grantor trusts and that such further modifications relating to transfer and assignment complying with the then applicable rules and regulations of the Securities and Exchange Commission and stock exchange acceptable to counsel to the Corporation shall have been complied with.

     Subject to the provisions of the Plan upon the lapse of the Restriction
Period the Holder shall become entitled to receive a stock certificate evidencing the Shares and the restrictions referred to herein shall become null and void and cease to exist with respect to such Shares.

     REGULATORY COMPLIANCE AND LISTING. The issuance or delivery of any stock certificates representing Shares as to which the Restriction Period has lapsed may be postponed by the Corporation for such period as may be required to comply with any applicable requirements under the federal securities laws, any applicable listing requirements of any national securities exchange or the
NASDAQ system, rules and regulations and requirements under any other law, rule or regulation applicable to the issuance or delivery of such Shares, and the
Corporation shall not be obligated to deliver any such Shares to the Holder if delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority, any national securities exchange or the NASDAQ system.

     INVESTMENT REPRESENTATIONS AND RELATED MATTERS. The Holder hereby represents that the Shares awarded pursuant to this agreement are being acquired for investment and not for sale or with a view to distribution thereof. The
Holder acknowledges and agrees that any sale or distribution of Shares as to which the period of restriction has lapsed may be made only pursuant to either
(a) a registration statement on an appropriate form under the Securities Act of
1933, as amended ("Securities Act"), which registration statement has become effective and is current with regard to the Shares being sold or (b) a specific exemption from the registration requirements of the Securities Act that is confirmed in a favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, prior to any such sale or distribution. The Holder hereby consents to such action as the Corporation deems necessary or appropriate from time-to-time to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of this agreement, including but not limited to placing restrictive legends on certificates evidencing Shares (whether or not the period of restriction applicable thereto has lapsed) and delivering stop transfer instructions to the Corporation's stock transfer agent.

     NO RIGHT TO CONTINUED EMPLOYMENT. This agreement does not confer upon the
Holder any right to continued employment by the Corporation or any of its subsidiaries or affiliated companies, nor shall it interfere in any way with the right to the Holder's employer to terminate employment at any time for any reason or no reason.

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     CONSTRUCTION. The Plan and this agreement will be construed by and administered under the supervision of the Committee and the Secretary, and all determinations will be final and binding on the Holder.

     DILUTION. Nothing in the Plan or this agreement will restrict or limit in any way the right of the Board of Directors of the Corporation to issue or sell stock of the Corporation (or securities convertible into stock of the
Corporation) on such terms and conditions as it deems to be in the best interests of the Corporation, including, without limitation, stock and securities issued or sold in connection with mergers and acquisitions, stock issued or sold in connection with any stock option or similar plan, and stock issued or contributed to any stock bonus or employee stock ownership plan.

     AUTHORIZATION. The Holder hereby irrevocably appoints the Secretary and each of the Corporation's officers, employees and agents as the Holder's true and lawful attorneys with power (i) to sign in the Holder's name and on the
Holder's behalf stock certificates and stock powers covering some or all of the
Award and such other documents and instruments as the Secretary or any such officer, employee or agent deems necessary or desirable to carry out the terms of this agreement and (ii) to take such other action as the Secretary or any such officer, employee or agent deems necessary or desirable to effectuate the terms of this agreement. This power, being coupled with an interest, is irrevocable. The Holder agrees to execute such other stock powers and documents as may be reasonably requested from time-to-time by the Secretary to effectuate the terms of this agreement.

     BOUND BY PLAN. The Holder hereby agrees to be bound by all of the terms and provisions of the Plan, a copy of which is available to him upon request.

     NOTICES. Any notice hereunder to the Corporation shall be addressed to it
c/o RelationServe Media, Inc., 6700 North Andrews Avenue, 2nd Floor, Fort
Lauderdale, Florida 33309, Attention: Secretary and any notice hereunder to the
Holder shall be addressed to the Holder at the last known home address shown in the records of the Corporation, subject to the right of any party hereto to designate another address at any time hereafter in writing.

     COUNTERPARTS. This agreement maybe executed in counterparts each of which taken together shall constitute one and the same instrument.

     GOVERNING LAW. This agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without reference to principles of conflicts of laws, except that upon the reincorporation of the Corporation in Delaware this agreement shall be governed in accordance with the internal laws of the State of Delaware without reference to principles of conflicts of laws.

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     WITNESS the seal of the Corporation and the signatures of the Corporation's duly authorized officers and of the Holder.

Dated:

(SEAL)                             RELATIONSERVE MEDIA, INC.

                                   By:
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                                       Danielle Karp
                                       President and Secretary

ACCEPTED AND ACKNOWLEDGED:

By:
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